                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549






                                       FORM 8-K


                                    CURRENT REPORT




                         Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): SEPTEMBER 29, 1997
                                                  ------------------

                             MERRILL LYNCH & CO., INC.
                        -------------------------------------
                (Exact name of Registrant as specified in its charter)



       DELAWARE               1-7182                  13-2740599
---------------------------------------------------------------------
(State or other         (Commission              (I.R.S. Employer
jurisdiction of         File Number)             Identification No.)
incorporation)


WORLD FINANCIAL CENTER, NORTH TOWER, NEW YORK, NEW YORK   10281-1220
--------------------------------------------------------------------
       (Address of principal executive offices)    (Zip Code)



 Registrant's telephone number, including area code: (212) 449-1000
                                                     --------------



-------------------------------------------------------------------
   (Former name or former address, if changed since last report.)

ITEM 5.   OTHER EVENTS

    Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-28537) filed by Merrill Lynch & Co., Inc. ("ML & Co.") with the Securities and Exchange Commission covering Senior Debt Securities issuable under an indenture dated as of April 1, 1983, as amended and restated, between ML & Co. and The Chase Manhattan Bank (successor by merger to Manufacturers Hanover Trust Company) (the "Indenture"). ML & Co. will issue $167,500,000 aggregate principal amount of Russell 2000 Index Market Index Target-Term Securities due September 30, 2004 under the Indenture. The exhibits consist of the form of Securities and an opinion of counsel relating thereto.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


                           EXHIBITS

         (4)            Instruments defining the rights of
                        security holders, including indentures.

                             Form of Merrill Lynch & Co., Inc.'s Russell 2000 Index Market Index Target-Term Securities due September 30, 2004.

         (5) & (23)     Opinion re: legality; consent of
                        counsel.

                             Opinion of Brown & Wood LLP  relating to the
                             Russell 2000 Index Market Index Target-Term
                             Securities due September 30, 2004 (including consent for inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.'s Registration Statement relating to such Securities).

                                      SIGNATURE


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                               MERRILL LYNCH & CO., INC.
                                     (Registrant)



                             By:  /s/ Theresa Lang
                                 -------------------------
                                     Theresa Lang
                                      Treasurer




Date:  September 29, 1997

                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549














                              MERRILL LYNCH & CO., INC.













                            EXHIBITS TO CURRENT REPORT ON
                          FORM 8-K DATED SEPTEMBER 29, 1997






                                                   COMMISSION FILE NUMBER 1-7182

                                    EXHIBIT INDEX



EXHIBIT NO.   DESCRIPTION                                  PAGE

(4) Instruments defining the rights of security holders, including indentures.

                   Form of Merrill Lynch & Co., Inc.'s Russell
                   2000 Index Market Index Target-Term
                   Securities due September 30, 2004.

(5) & (23)    Opinion re: legality; consent of counsel.

                   Opinion of Brown & Wood LLP relating to the
                   Russell 2000 Index Market Index Target-Term
                   Securities due September 30, 2004 (including consent for inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.'s Registration Statement relating to such Securities).